March 13, 2023
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Prudential Discovery Premier Group Variable Contract Account
(File No. 811-09799)

Discovery Premier Group Retirement Annuity
(File No. 333-95637)

Dear Commissioners:
On behalf of The Prudential Insurance Company of America and the Prudential Discovery Premier Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the annual report made with the Commission by the underlying mutual fund and portfolio within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the fund company listed below filed a report on Form N-CSR with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual report with respect to the fund company specified below:

Fund Company	1940 Act Registration No.
Delaware VIP® Trust	811-05162

If you have any questions regarding this filing, please contact me at Michele.Drummey@empower.com.
Sincerely,

/s/ Michele Drummey
Michele Drummey, as agent for the Prudential Insurance Company of America